LOCK-UP AGREEMENT

                             LASER ENERGETICS, INC.

The undersigned hereby agrees that for a period commencing on the date hereof and expiring on the earlier of (i) December 22, 2008, and (ii) the date that all amounts owed to Cornell Capital Partners, LP (the "Investor"), or any successors or assigns, under the Secured Convertible Debentures issued to the Investor pursuant to the Amended and Restated Securities Purchase Agreement between Laser Energetics, Inc. (the "Company") and the Investor dated on or about the date hereof have been paid (the "Lock-up Period"), he, she or it will not, directly or indirectly, without the prior written consent of the Investor, issue, offer, agree or offer to sell, sell, grant an option for the purchase or sale of, transfer, pledge, assign, hypothecate, distribute or otherwise encumber or dispose of any securities of the Company, including common stock or options, rights, warrants or other securities underlying, convertible into, exchangeable or exercisable for or evidencing any right to purchase or subscribe for any common stock (whether or not beneficially owned by the undersigned), or any beneficial interest therein (collectively, the "Securities") except that the undersigned shall be entitled to sell, at any time and from time to time, an amount of the Company's Class A Common Stock, par value $.001 (the "Common Stock") so that the aggregate amount of all of Common Stock sold in any one calendar month by the Estate of Sidney Dworkin and all of the beneficiaries thereof, the Estate of Marc Dworkin and all of the beneficiaries thereof, and Elliott Dworkin, is not more than $5,000.00 (the "Maximum Monthly Sale Amount").

Notwithstanding the foregoing, the undersigned may transfer the Undersigned's Securities (a) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (b) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (c) pursuant to will, intestate succession, or otherwise under the probate laws. For purposes of this Agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

The Company is hereby authorized to disclose the existence of this Agreement to its transfer agent. The Company and its transfer agent are hereby authorized to decline to make any transfer of the Securities if such transfer would constitute a violation or breach of this Agreement. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Company's securities with respect to any of the Securities registered in the name of the undersigned or beneficially owned by the undersigned. The Company agrees to cooperate with the undersigned to promptly provide any documentation necessary to remove any such legends placed on shares that are being transferred in accordance with this Agreement.

         [THIS SPACE INTENTIONALLY LEFT BLANK. SIGNATURE PAGE TO FOLLOW]

Dated as of December 20, 2005              THE ESTATE OF SIDNEY DWORKIN

                                           By: /s/ Doris Dworkin, Personal Rep.
                                               ---------------------------------
                                           Name: Doris Dworkin
                                                 -------------------------------
                                           Address: material omitted pursuant to
                                                    ----------------------------
                                           confidentiality request
                                           -------------------------------------
                                           City, State, Zip Code:
                                                                  --------------

                                           -------------------------------------

                                           -------------------------------------
                                           Print Taxpayer ID Number


                                           LASER ENERGETICS, INC.


                                           By: /s/ Robert D. Battis
                                               ---------------------------------
                                               Robert D. Battis, President & CEO